UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

Item 1.	Schedule of Investments

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Annual Report

December 31, 2013

Letter from the President

Brian S. Shlissel

President

Dear Shareholder:

The US economy expanded throughout the 12-month fiscal reporting period ended December 31, 2013. In contrast, growth in many other developed countries was generally less robust. Demand for equities and lower rated/ higher yielding fixed income securities was solid as investors sought incremental returns in the low interest rate environment.

For the 12-month reporting period ended December 31, 2013, NFJ Dividend Value Portfolio (the “Portfolio”) returned 29.77% underperforming the Russell 1000 Value Index, the Portfolio’s benchmark index, which returned 32.53%.

During the reporting period, economic growth in the US accelerated. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.1% during the fourth quarter 2012, as private inventory investment and federal government spending moderated. Annual GDP growth rose to 1.1% and 2.5% during the first and second quarters of 2013, respectively. The US Commerce Department reported that GDP growth for the third quarter of 2013 registered 4.1%, the largest rate of growth since the fourth quarter of 2011. This improvement was partially due to an increase in private inventory investment and decelerating imports. Unemployment declined during the reporting period, although this was partly triggered by the reduction in the participation rate.

The Federal Reserve (the “Fed”) has maintained an accommodative monetary policy. However, at its meeting in December 2013, the Fed announced that it would begin tapering the monthly asset purchase program beginning in January 2014. The central bank will pare its monthly purchases from $85 billion to $75 billion. The Fed also reiterated that tapering did not mean that it would raise interest rates any time soon indicating, “it likely will be appropriate to maintain the current target range for the federal funds rate well past the time that the unemployment rate declines below 6.5%.” Regardless, US Treasury bond interest rates moved sharply higher during the 12-month fiscal reporting period, with the yield on the benchmark 10-year US Treasury bond rising from 1.78% to 3.04%, the highest level since July 2011.

2

Outlook

Looking at the global economy, the US was highly resilient and appeared to overcome the headwinds associated with higher taxes, the sequestration, a partial federal government shutdown and rising interest rates. Despite the Fed’s recent tapering, we expect the central bank to take a measured approach with the withdrawal of its purchases in 2014. While ongoing Fed tapering could lead to periods of volatility, the Fed made it clear that it does not intend to raise short term rates for an extended period. That being said, concerns of higher mortgage rates impacting the housing market, ongoing geopolitical issues, and continued dysfunction in Washington DC will likely contribute to market volatility.

For specific information on the Portfolio and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Portfolio’s shareholder servicing agent at (800) 498-5413.

On behalf of Allianz Global Investors, thank you for investing with us. We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

3

NFJ Dividend Value Portfolio

(unaudited)

For the period of January 1, 2013 through December 31, 2013, as provided by Li Baxter Hines, CFA, Portfolio Manager.

Portfolio Insights

For the twelve-month period ended December 31, 2013, NFJ Dividend Value Portfolio (the “Portfolio”) returned 29.77% underperforming its benchmark, the Russell 1000 Value Index (the “benchmark”), which returned 32.53% during the reporting period.

US equities ended 2013 on a particularly high note, with the S&P 500 Index (S&P 500) up 32.4% for the calendar year. These annual returns marked the S&P 500’s best year since 1997 and 11th best year since 1926. All nine of the Russell style indices ascended 30% or more for the year—a remarkable feat and the first occurrence since this data began in 1985. Smaller capitalization stocks outpaced larger capitalization companies, with the Russell 2000 Index climbing 38.8% and the Russell 1000 Index advancing 33.1% for the calendar year. Growth outperformed Value in 2013, as the Russell Growth benchmarks outperformed their Value benchmarks at each capitalization level. Within Russell 1000 Value, dividend-paying securities fell behind non-dividend payers by over 11 percentage points for the year, with the highest yielding stocks hardest hit. Low quality stocks, as measured by the Goldman Sachs

Weak Balance Sheet Index, soundly

outperformed higher quality names, returning 52.6% for the year versus the Goldman Sachs Strong Balance Sheet Index, which gained 29.4%. Within both the Russell 1000 Value and Russell 2000 Value indices, the strongest-performing sectors for the year were Consumer Discretionary, Health Care, Industrials and Information Technology. In 2013, the weakest sectors in both indices were telecommunications services, utilities, Materials and Energy, as many bond proxy securities sold off in anticipation of the US Federal Reserve reducing its bond buying program.

The benchmark generated a sizable return during the period, with high dispersion among sector returns. The weakest sector (telecommunications services) lagged the strongest sector (information technology) by in excess of 35 percentage points. Each sector generated a positive return for the reporting period. The information technology, consumer discretionary and industrials sectors generated the strongest results. In contrast, the telecommunications services, utilities and materials sectors were the weakest performing sectors.

Stock selection detracted; sector allocation was strong

The Portfolio’s relative underperformance versus the benchmark index was attributable to stock selection, while sector allocation contributed to annual results. A small cash allocation was a slight drag in an upward-rising equity market.

In terms of stock selection, the Portfolio’s holdings in the financials and industrials sectors were the largest contributors to performance during the reporting period. This was offset by the Portfolio’s holdings in the materials, energy and health care sectors.

From a sector allocation perspective, an overweight in the information technology sector, in addition to underweight positions in the utilities and telecommunications services sectors contributed to the Portfolio’s relative returns during the reporting period. An overweighting to the materials and energy sectors, as well as underweighting to industrials detracted the most from performance.

Sector weight deviations are a result of the Sub-Adviser’s bottom-up investment process. On average during the reporting period, the Portfolio’s largest overweights relative to the benchmark were in the information technology, materials and energy sectors, whereas the largest relative underweights were in the financials, utilities and industrials sectors.

Average Annual Total Return for the period ended December 31, 2013

	1 Year	Since Inception†
NFJ Dividend Value Portfolio	29.77%	24.06%
Russell 1000 Value Index††	32.53%	28.27%
Lipper Equity Income Fund Avg.	27.80%	23.35%

† The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 8/31/12.

†† The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market. The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the US stock market. The Goldman Sachs Weak Balance Sheet Index, the Altman Z-score, a weighted-sum of fix key financial ratios, can be used to determine relative balance sheet strength. The S&P500 is screened for basket of stocks with low Altman Z-scores. The Goldman Sachs Strong Balance Sheet Index, the Altman Z-score, a weighted-sum of fix key financial ratios, can be used to determine relative balance sheet strength. The S&P500 is screened for a basket of stocks with high Altman Z-scores. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s expense ratio is 1.25%. Expense ratio information is as of the Portfolio’s current prospectus dated May 1, 2013, as supplemented to date.

4

NFJ Dividend Value Portfolio

(unaudited)

Shareholder Expense Example

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period
Actual Performance	$1,000.00	$1,138.70	$6.74
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,018.90	$6.36

Expenses are equal to the annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365.

Industry Allocation (at December 31, 2013)

Oil, Gas & Consumable Fuels	13.6%
Pharmaceuticals	10.0%
Insurance	8.5%
Commercial Banks	8.1%
Diversified Financial Services	5.9%
Aerospace & Defense	4.4%
Software	4.3%
Semiconductors & Semiconductor Equipment	4.1%
Other	39.0%
Cash & Equivalents — Net	2.1%

Growth of $10,000

Important Information

NFJ Dividend Value Portfolio

(unaudited)

Premier Multi-Series VIT (the “Trust”) currently consists of NFJ Dividend Value Portfolio (the “Portfolio”), the initial fund in the Trust. The Portfolio currently offers one share class. Shares of the Portfolio are currently only offered for purchase by insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 at the beginning of the period, as indicated, and held for the entire period through December 31, 2013.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The investment manager and sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2013

Shares		Value
	COMMON STOCK-97.9%
	Aerospace & Defense-4.4%
16,300	Lockheed Martin Corp.	$2,423,158
19,500	Northrop Grumman Corp.	2,234,895

		4,658,053

	Automobiles-3.4%
234,000	Ford Motor Co.	3,610,620

	Beverages-2.1%
39,900	Molson Coors Brewing Co., Class B	2,240,385

	Capital Markets-2.2%
20,400	Ameriprise Financial, Inc.	2,347,020

	Chemicals-2.2%
36,400	EI du Pont de Nemours & Co.	2,364,908

	Commercial Banks-8.1%
106,200	Fifth Third Bancorp	2,233,386
27,500	PNC Financial Services Group, Inc.	2,133,450
91,300	Wells Fargo & Co.	4,145,020

		8,511,856

	Communications Equipment-3.8%
79,500	Cisco Systems, Inc.	1,784,775
32,300	Harris Corp.	2,254,863

		4,039,638

	Consumer Finance-2.0%
80,456	SLM Corp.	2,114,384

	Diversified Financial Services-5.9%
39,800	Citigroup, Inc.	2,073,978
71,200	JPMorgan Chase & Co.	4,163,776

		6,237,754

	Diversified Telecommunications Services-1.6%
48,200	AT&T, Inc.	1,694,712

	Electric Utilities-1.7%
37,900	American Electric Power Co., Inc.	1,771,446

	Energy Equipment & Services-1.7%
30,400	Ensco PLC, Class A	1,738,272

	Food & Staples Retailing-1.9%
24,900	Wal-Mart Stores, Inc.	1,959,381

	Health Care Equipment & Supplies-1.3%
10,200	Baxter International, Inc.	709,410
10,800	Medtronic, Inc.	619,812

		1,329,222

	Household Durables-2.2%
70,800	Newell Rubbermaid, Inc.	2,294,628

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2013 (continued)

Shares		Value
	COMMON STOCK (continued)
	Industrial Conglomerates-2.0%
76,900	General Electric Co.	$2,155,507

	Insurance-8.5%
40,100	Allstate Corp.	2,187,054
83,300	MetLife, Inc.	4,491,536
24,700	Travelers Cos., Inc.	2,236,338

		8,914,928

	Metals & Mining-1.0%
59,200	Barrick Gold Corp.	1,043,696

	Office Electronics-2.2%
193,000	Xerox Corp.	2,348,810

	Oil, Gas & Consumable Fuels-13.6%
15,200	Chevron Corp.	1,898,632
58,700	ConocoPhillips	4,147,155
55,900	Marathon Oil Corp.	1,973,270
25,800	Royal Dutch Shell PLC ADR	1,838,766
72,400	Total S.A. ADR	4,435,948

		14,293,771

	Paper & Forest Products-1.9%
40,300	International Paper Co.	1,975,909

	Pharmaceuticals-10.0%
38,400	AstraZeneca PLC ADR	2,279,808
22,600	Johnson & Johnson	2,069,934
42,700	Merck & Co., Inc.	2,137,135
68,700	Pfizer, Inc.	2,104,281
49,900	Teva Pharmaceutical Industries Ltd. ADR	1,999,992

		10,591,150

	Road & Rail-2.1%
24,000	Norfolk Southern Corp.	2,227,920

	Semiconductors & Semiconductor Equipment-4.1%
165,400	Intel Corp.	4,293,784

	Software-4.3%
71,800	CA, Inc.	2,416,070
57,500	Microsoft Corp.	2,152,225

		4,568,295

	Specialty Retail-1.8%
117,700	Staples, Inc.	1,870,253

	Tobacco-1.9%
39,300	Reynolds American, Inc.	1,964,607

	Total Common Stock (cost - $84,193,221)	103,160,909

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2013 (continued)

Principal Amount (000s)		Value
	Repurchase Agreements-0.9%
$1,000	State Street Bank & Trust Co., dated 12/31/13, 0.00%, due 1/2/14, proceeds $1,000,000; collateralized by Fannie Mae, 2.36%, due 12/14/22, valued at $1,023,322 including accrued interest (cost - $1,000,000)	$1,000,000

	Total Investments (cost-$85,193,221) - 98.8%	104,160,909
	Other assets less liabilities - 1.2%	1,261,653

	Net Assets - 100.0%	$105,422,562

Notes to Schedule of Investments:

(a)	Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/13
Investments in Securities - Assets
Common Stock	$103,160,909	—	—	$103,160,909
Repurchase Agreements	—	$1,000,000	—	1,000,000

Totals	$103,160,909	$1,000,000	—	$104,160,909

At December 31, 2013, there were no transfers between Levels 1 and 2.

Glossary:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

NFJ Dividend Value Portfolio

December 31, 2013

Assets:
Investments, at value (cost-$85,193,221)	$104,160,909
Cash	743,165
Receivable for investments sold	413,157
Dividends receivable (net of foreign withholding tax)	164,067
Tax reclaims receivable	50,849
Prepaid expenses	4,770

Total Assets	105,536,917

Liabilities:
Investment management fees payable	38,029
Servicing fees payable	21,932
Accrued expenses	54,394
Total Liabilities	114,355

Net Assets	$105,422,562

Net Assets consist of:
Paid-in-capital	$80,985,590
Undistributed net investment income	1,963,211
Accumulated net realized gain	3,506,073
Net unrealized appreciation	18,967,688
Net Assets	$105,422,562
Shares Issued and Outstanding	7,976,789

Net Asset Value and Redemption Price Per Share	$13.22

See accompanying Notes to Financial Statements

Statement of Operations

NFJ Dividend Value Portfolio

Year ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $55,810)	$3,175,480
Interest	145

Total investment income	3,175,625

Expenses:
Investment management	678,996
Servicing	242,499
Legal	94,767
Offering (See Note 1h)	51,227
Custodian and accounting agent	49,338
Audit and tax services	29,590
Trustees	17,895
Transfer agent	13,915
Registration	11,745
Shareholder communications	11,615
Recoupment (See Note 4)	5,501
Insurance	2,168
Miscellaneous	3,086
Total expenses	1,212,342

Net Investment Income	1,963,283

Realized and Change in Unrealized Gain:
Net realized gain on investments	3,506,096
Net change in unrealized appreciation/depreciation of investments	19,571,566
Net realized and change in unrealized gain	23,077,662

Net Increase in Net Assets Resulting from Investment Operations	$25,040,945

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

NFJ Dividend Value Portfolio

	Year ended December 31, 2013	For the period August 30, 2012** through December 31, 2012
Investment Operations:
Net investment income	$1,963,283	$569,957
Net realized gain	3,506,096	168,737
Net change in unrealized appreciation/depreciation	19,571,566	(603,878)

Net increase in net assets resulting from investment operations	25,040,945	134,816

Dividends and Distributions to Shareholders from:
Net investment income	(684,175)	—
Net realized capital gains	(168,760)	—

Total dividends and distributions to shareholders	(852,935)	—

Share Transactions:
Net proceeds from the sale of shares	2,306,049	86,814,761
Issued in reinvestment of dividends and distributions	852,935	—
Cost of shares redeemed	(8,269,342)	(704,667)
Net increase (decrease) from Portfolio share transactions	(5,110,358)	86,110,094

Total increase in net assets	19,077,652	86,244,910

Net Assets:
Beginning of period	86,344,910	100,000

End of period*	$105,422,562	$86,344,910

*Including undistributed net investment income of:	$1,963,211	$641,397

Shares Issued and Redeemed:
Issued	204,836	8,459,301
Issued in reinvestment of dividends and distributions	74,362	—
Redeemed	(702,278)	(69,432)

Net increase (decrease )	(423,080)	8,389,869

** Commencement of operations.

See accompanying Notes to Financial Statements

Financial Highlights

NFJ Dividend Value Portfolio

For a share outstanding throughout each period:

	Year ended December 31, 2013	For the period August 30, 2012* through December 31, 2012
Net asset value, beginning of period	$10.28	$10.00
Investment Operations:
Net investment income	0.25	0.07
Net realized and change in unrealized gain	2.79	0.21	(4)
Total from investment operations	3.04	0.28
Dividends and Distributions to Shareholders from:
Net investment income	(0.08)	—
Net realized gains	(0.02)	—
Total dividends and distributions to shareholders	(0.10)	—
Net asset value, end of period	$13.22	$10.28

Total Return (1)	29.77%	2.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$105,423	$86,345
Ratio of expenses to average net assets with fee waiver/reimbursement	1.25%	1.25	%(2)(3)
Ratio of expenses to average net assets without fee waiver/reimbursement	1.25%	1.28	%(2)(3)
Ratio of net investment income to average net assets	2.02%	2.20	%(3)
Portfolio turnover rate	22%	4%

*	Commencement of operations.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements.
Total return for a period of less than one year is not annualized.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(g) in the Notes to Financial Statements).
(3)	Annualized.
(4)	The amount shown for a share outstanding throughout the period is not reflective of the aggregate net realized and unrealized gain (loss) for that period due to the timing of sales and redemptions of the Portfolio shares in relation to the fluctuating market value of the investments in the Portfolio.

See accompanying Notes to Financial Statements

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2013

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. The Trust currently consists of the NFJ Dividend Value Portfolio (the “Portfolio”), the initial fund in the Trust. Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Allianz Asset Management of America L.P. (“AAM”) of 10,000 shares of beneficial interest at an aggregate purchase price of $100,000. On March 1, 2013 AAM transferred all shares of beneficial interest held in the Portfolio to Allianz Fund Investments, Inc. (“AFI”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of AAM. The Portfolio currently offers one share class. Shares of the Trust are currently only offered for purchase by insurance-dedicated fund-of-fund vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM, AFI and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2013 (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the year ended December 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Interest income is recorded on an accrual basis. Payments received from certain investments held by the Portfolio may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s federal income tax returns since inception remain subject to examination by the Internal Revenue Service.

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2013 (continued)

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements oustanding at December 31, 2013.

(g) Custody Credits on Cash Balances

The Portfolio may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Portfolio. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(h) Offering Costs

Offering costs are amortized over a twelve month period from the inception of the Portfolio.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2013 (continued)

3. Investment Manager/Sub-Adviser/Distributor

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of Portfolio’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

4. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse the Portfolio to the extent that total annual Portfolio operating expenses, excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.25% of the Portfolio’s average daily net assets through April 30, 2014. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. During the year ended December 31, 2013, the Investment Manager recouped $5,501. The remaining amount available for recoupment from the period ended December 31, 2012 is $44,222.

5. Investments in Securities

For the year ended December 31, 2013, purchases and sales of investments, other than short-term securities, were $20,706,695 and $24,653,090, respectively.

6. Income Tax Information

For the year ended December 31, 2013, the tax character of dividends paid of $852,935 was comprised entirely of ordinary income.

For the period August 31, 2012 (commencement of operations) through December 31, 2012, the Portfolio did not pay any dividends or distributions.

At December 31, 2013, the tax character of distributable earnings of $4,838,325 and $630,959 was comprised of ordinary income and long-term capital gains, respectively.

For the year ended December 31, 2013, permanent “book-tax” differences were attributable to non-deductible organizational expenses. These adjustments increased undistributed net investment income and decreased paid-in-capital by $42,706.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At December 31, 2013, the cost basis of portfolio securities of $85,193,221 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $20,023,578; gross unrealized depreciation was $1,055,890; and net unrealized appreciation was $18,967,688.

7. Affiliated Transactions

At December 31, 2013, four affiliated insurance-dedicated fund-of-fund vehicles sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by these fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2013 (continued)

8. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events identified that require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

NFJ Dividend Value Portfolio

To the Shareholders and the Board of Trustees of Premier Multi-Series VIT – NFJ Dividend Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Premier Multi-Series VIT - NFJ Dividend Value Portfolio (hereafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period August 30, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2014

Tax Information/Privacy Policy (unaudited)

NFJ Dividend Value Portfolio

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the Portfolio.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income. The Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

In January 2014, shareholders were advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that was reported was the amount to use on the shareholder’s 2013 federal income tax return. Shareholders were advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolio.

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by the Portfolio in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in the Portfolio or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Board of Trustees (unaudited)

NFJ Dividend Value Portfolio

Name, Year of Birth, Position(s) Held with Trust, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Funds in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Unless otherwise indicated, the address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company. Formerly,
Year of Birth: 1939	Managing Director, Royal Bank of Canada Capital Markets.
Chairman of the Board of Trustees since: 2012
Trustee since: 2012
Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Deborah A. DeCotis	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair
Year of Birth: 1952	Special Projects Committee, Memorial Sloan Kettering (since 2005); Board
Trustee since: 2012	Member and Member of the Investment and Finance Committees, Henry
Trustee/Director of 65 funds in Fund Complex	Street Settlement (since 2007); Trustee, Stanford University (since 2010).
Trustee/Director of no funds outside of Fund Complex	Formerly, Director, Helena Rubenstein Foundation (1997-2012); Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since
Year of Birth: 1944	2007); Trustee, The Common Fund (since 2005); Founder, Spyglass
Trustee since: 2012	Investments LLC, a private investment vehicle (since 2001); and Founder,
Trustee/Director of 65 funds in Fund Complex	President and CEO, Cypress Holding Company and Cypress Tree Investment
Trustee/Director of no funds outside of Fund Complex Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas-Applegate Institutional Funds (2007- 2010)	Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds &
Year of Birth:1945	Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.
Trustee since: 2012
Trustee/Director of 65 funds in Fund Complex
Trustee/Director of 17 funds in Alpine Mutual Funds Complex

William B. Ogden, IV	Asset Management Industry Consultant. Formerly, Managing Director,
Year of Birth: 1945	Investment Banking Division of Citigroup Global Markets Inc.
Trustee since: 2012
Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Alan Rappaport	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable
Year of Birth: 1953	Investment Partners; Chairman (formerly President), Private Bank of Bank of
Trustee since: 2012	America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New
Trustee/Director of 65 funds in Fund Complex	York University Stern School of Business (since 2011); Lecturer, Stanford
Trustee/Director of no funds outside of Fund Complex	University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†	Member of the Management Board and Managing Director of Allianz Global
Year of Birth: 1959	Investors Fund Management LLC; Managing Director of Allianz Asset
Trustee since: 2012	Management of America L.P. (since January 2005) and a member of the
Trustee/Director of 85 funds in Fund Complex	Management Board and Chief Operating Officer of Allianz Asset
Trustee/Director of no funds outside the Fund Complex	Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

Officers (unaudited)

NFJ Dividend Value Portfolio

Name, Year of Birth, Position(s) Held with Trust.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel	Management Board, Managing Director and Head of Mutual Fund Services of
Year of Birth: 1964 President since: 2012	Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex and of The Korea Fund, Inc.; President of 56 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna	Director, Director of Fund Administration of Allianz Global Investors
Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2012	Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo	Managing Director, Chief Legal Officer and Secretary of Allianz Global
Year of Birth: 1968	Investors Fund Management LLC and Allianz Global Investors Distributors
Vice President, Secretary & Chief Legal Officer	LLC; Managing Director and Chief Regulatory Counsel of Allianz Global
since: 2012	Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten	Director of Allianz Global Investors Fund Management LLC; and Assistant
Year of Birth: 1971	Treasurer of 85 funds in the Fund Complex.
Assistant Treasurer since: 2012

Richard J. Cochran	Vice President of Allianz Global Investors Fund Management LLC; Assistant
Year of Birth: 1961	Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.
Assistant Treasurer since: 2012

Orhan Dzemaili	Director of Allianz Global Investors Fund Management LLC; Assistant
Year of Birth: 1974	Treasurer of 85 funds in the Fund Complex.
Assistant Treasurer since: 2012

Thomas L. Harter, CFA	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Year of Birth: 1975 Chief Compliance Officer since: 2013

Lagan Srivastava	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant
Year of Birth: 1977	Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.
Assistant Secretary since: 2012

Officers hold office at the pleasure of the Board until their successors are appointed and qualified or until their earlier resignation or removal.

Trustees	Investment Manager
Hans W. Kertess	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
Bradford K. Gallagher
James A. Jacobson	Sub-Adviser
John C. Maney	NFJ Investment Group LLC
William B. Ogden, IV	2100 Ross Avenue, Suite 700
Alan Rappaport	Dallas, TX 75201

Fund Officers	Distributor
Brian S. Shlissel	Allianz Global Investors Distributors LLC
President	1633 Broadway
Lawrence G. Altadonna	New York, NY 10019
Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Custodian & Accounting Agent
Vice President, Secretary & Chief Legal Officer	State Street Bank & Trust Co.
Scott Whisten	225 Franklin Street
Assistant Treasurer	Boston, MA 02110
Richard J. Cochran
Assistant Treasurer	Shareholder Servicing and Transfer Agent
Orhan Dzemaili	Boston Financial Data Services – Midwest
Assistant Treasurer	330 West 9th Street
Thomas L. Harter	Kansas City, MO 64105
Chief Compliance Officer
Lagan Srivastava	Independent Registered Public Accounting Firm
Assistant Secretary	PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Premier Multi-Series VIT for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time, or visit our website, us.allianzgi.com

AGI-2014-01-09-8683

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,000 in 2012 and $15,450 in 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2012 and $0 in 2013.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,660 in 2012 and $10,980 in 2013. These services consisted of review or preparation of U.S. federal, state, local tax returns.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Premier Multi-Series VIT (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $1,038,273 and for the 2013 Reporting Period was $4,700,896 .

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President

Date: February 26, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President

Date: February 26, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 26, 2014